UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2020

OCULAR THERAPEUTIX, INC.

(Exact Name of Company as Specified in Charter)

Delaware	001-36554	20-5560161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Crosby Drive

Bedford, MA 01730

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 357-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	OCUL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Ocular Therapeutix, Inc. held its Annual Meeting of Stockholders on June 25, 2020. The following is a summary of the matters voted on at that meeting.

(a)	Ocular Therapeutix’s stockholders elected Jeffrey S. Heier, M.D. and Bruce A. Peacock as Class III directors to serve until the 2023 Annual Meeting of Stockholders, each such director to hold office until his successor has been duly elected and qualified. The results of the stockholders’ vote with respect to the election of such Class III directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey S. Heier, M.D.	24,447,446	1,400,406	17,270,801
Bruce A. Peacock	24,476,595	1,371,257	17,270,801

(b)	Ocular Therapeutix’s stockholders approved a non-binding, advisory proposal regarding the compensation of Ocular Therapeutix’s named executive officers. The results of the stockholders’ vote with respect to such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
22,976,459	2,708,647	162,746	17,270,801

(c)	Ocular Therapeutix’s stockholders approved a non-binding, advisory proposal regarding the frequency of future advisory votes on named executive officer compensation. The results of the stockholders’ vote with respect to such proposal were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
25,058,837	70,486	213,246	505,283	17,270,801

(d)	Ocular Therapeutix’s stockholders ratified the selection of PricewaterhouseCoopers LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2020. The results of the stockholders’ vote with respect to such ratification were as follows:

For	Against	Abstain	Broker Non-Votes
42,848,381	92,443	177,829	0

In accordance with the results of the non-binding, advisory vote of Ocular Therapeutix’s stockholders and its previous recommendation, the board of directors of Ocular Therapeutix has determined that future advisory votes on named executive officer compensation will be held every year until the next required advisory vote on the frequency of stockholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCULAR THERAPEUTIX, INC.

Date: July 1, 2020	By:	/s/ Donald Notman
Donald Notman
Chief Financial Officer